Electronically Filed
2/4/2021 8:38 AM
Steven D. Grierson
CLERK OF THE COURT

NOTC

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of	)	CASE NO.:	A-20-827231-B
	)	DEPT NO.:	XXVII
CHINA BOTANIC PHARMACEUTICAL INC., a Nevada Corporation [Nevada Entity No. C6679-1988],	)		
(Petition of Custodian Ventures, LLC)	)		

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 3rd day of February, 2021 the attached Order Appointing Custodian was entered in the above-captioned case.

Dated this 4th day of February, 2021.

CHASEY LAW OFFICES

/s/ Peter Chasey
Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseylaw.com
Attorney for Custodian

CERTIFICATE OF SERVICE

I hereby certify that on the 4th day of February, 2021, I served a true and complete copy of the foregoing ***NOTICE OF ENTRY OF ORDER*** by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

China Botanic Pharmaceutical Inc.
c/o Corporate Service Company
ATTN: George Massih
251 Little Falls Drive
Wilmington, DE 19808

Officers and Directors
China Botanic Pharmaceutical Inc.
Level 11, Changjiang International Bldg No. 28 Chiangjiang Road, Nangang District, Harbin 150090

Securities Transfer Corporation
2901 Dallas Parkway, Suite 380
Plano, TX 75093

AN EMPLOYEE OF CHASEY LAW OFFICES

ELECTRONICALLY SERVED
2/3/2021 1:21 PM

Electronically Filed
02/03/2021 1:20 PM
CLERK OF THE COURT

ORDR

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of CHINA BOTANIC PHARMACEUTICAL INC., a Nevada Corporation [Nevada Entity No. C6679-1988], (Petition of Custodian Ventures, LLC)	CASE NO.: A-20-827231-B DEPT NO.: XXVII **ORDER APPOINTING CUSTODIAN [NRS 78.347(1)(B)]**

THE COURT, having considered Petitioner, CUSTODIAN VENTURES, LLC's Motion for Appointment of Custodian for CHINA BOTANIC PHARMACEUTICAL INC., a Nevada Corporation [Nevada Entity No. E0204472016-3], proper notice having been given to the officers and directors of CHINA BOTANIC PHARMACEUTICAL INC. pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1. Petitioner CUSTODIAN VENTURES, LLC is appointed custodian of CHINA BOTANIC PHARMACEUTICAL INC.

2. CUSTODIAN VENTURES, LLC shall revive and/or reinstate CHINA BOTANIC PHARMACEUTICAL INC. with the Nevada Secretary of State.

3. CUSTODIAN VENTURES, LLC shall appoint officers and directors to serve during the Custodianship of CHINA BOTANIC PHARMACEUTICAL INC.

4. CUSTODIAN VENTURES, LLC is authorized to take reasonable and prudent action on behalf of CHINA BOTANIC PHARMACEUTICAL INC., including negotiating and compromising debt, executing contracts and other agreements, filing Amendments to Articles of Incorporation to change the corporation's name, authorize additional shares, authorize additional classes of shares, designate and issue authorized common shares and preferred shares, and initiating litigation in CHINA BOTANIC PHARMACEUTICAL INC.'s name as deemed reasonable and prudent in connection with or related to the performance of the Custodian's duties.

5. CUSTODIAN VENTURES, LLC shall provide reasonable notice to all shareholders of record of a shareholders meeting to be held after this Order is entered, and the shareholders who attend such meeting, whether in person or by proxy, shall constitute a quorum sufficient for all purposes of the meeting.

6. The record transfer agent for CHINA BOTANIC PHARMACEUTICAL INC. is hereby authorized and directed to cooperate with CUSTODIAN VENTURES, LLC concerning delivery of the shareholder list for CHINA BOTANIC PHARMACEUTICAL INC.

7. CUSTODIAN VENTURES, LLC shall file a Custodian Amendment to the Articles of Incorporation for CHINA BOTANIC PHARMACEUTICAL INC. with the Nevada Secretary of State containing the following disclosures and statements:

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning CUSTODIAN VENTURES, LLC, or its affiliates or subsidiaries.

(b) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that CHINA

BOTANIC PHARMACEUTICAL INC. comply with Chapter 78 of the Nevada Revised Statutes.

(c) A statement that as Custodian, CUSTODIAN VENTURES, LLC, is authorized to continue the business of CHINA BOTANIC PHARMACEUTICAL INC. for the benefit of the corporation and its shareholders.

(d) A statement that CUSTODIAN VENTURES, LLC will reinstate CHINA BOTANIC PHARMACEUTICAL INC.'s charter to do business in the State of Nevada.

(e) Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

8. CUSTODIAN VENTURES, LLC, as custodian of CHINA BOTANIC PHARMACEUTICAL INC., shall submit an initial status report to this Court 60 days from the date of Notice of Entry of this Order, and thereafter every 90 days while the custodianship remains active.

IT IS SO ORDERED.

Dated this 3 day of February, 2021.

Dated this 3rd day of February, 2021

Nancy L Allf

DISTRICT COURT JUDGE

N

598 B36 9A75 962E
Nancy Allf
District Court Judge

Respectfully Submitted by:
CHASEY LAW OFFICES

/s/ Peter Chasey

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

Custodian Ventures LLC, Plaintiff(s) vs. China Botanic Pharmaceutical Inc., Defendant(s)	CASE NO: A-20-827231-B DEPT. NO. Department 27

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 2/3/2021

Peter Chasey peter@chaseylaw.com